Prospectus Supplement	December 12, 2018

Putnam VT Global Health Care Fund
Prospectus dated April 30, 2018

The section Fund summary - Your fund’s management is replaced in its entirety with the following:

Your fund’s management

Investment advisor

Putnam Investment Management, LLC

Portfolio managers

Samuel Cox, Co-Director of Equity Research, portfolio manager of the fund since 2016

Michael Maguire, Portfolio Manager, Analyst, portfolio manager of the fund since 2016

Sub-advisors

Putnam Investments Limited*

The Putnam Advisory Company, LLC*

* Though the investment advisor has retained the services of both Putnam Investments Limited (PIL) and The Putnam Advisory Company, LLC (PAC), PIL and PAC do not currently manage any assets of the fund.

The following replaces similar disclosure under the sub-section The fund’s investment manager – Portfolio managers in the section Who oversees and manages the fund?:

Portfolio managers. The officers of Putnam Management identified below are primarily responsible for the day-to-day management of the fund’s portfolio.

Portfolio	Joined
managers	fund	Employer	Positions over past five years
Samuel Cox	2016	Putnam Management	Co-Director of Equity Research
		2014–Present	Previously, Analyst
		Fidelity Institutional Management	Equity Analyst
(f/k/a Pyramis Global Advisors)
2010–2014
Michael	2016	Putnam Management	Portfolio Manager, Analyst
Maguire		2009–Present

The SAI provides information about these individuals’ compensation, other accounts managed by these individuals and these individuals’ ownership of securities in the fund.

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